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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



                          Transnational Re Corporation
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)



                                 August 22, 1996
             ------------------------------------------------------
                Date of Report (Date of earliest event reported)



          Delaware                     0-22376                13-3731572
- --------------------------------------------------------------------------------
      (State or other juris-          (Commission          (I.R.S. Employer
   diction of incorporation)           File Number)        Identification No.)



             399 Thornall Street, Fourteenth Floor, Edison, NJ 08837
             ------------------------------------------------------
               (Address of principal executive offices) (Zip Code)



                                 (908) 906-8100
             ------------------------------------------------------
              (Registrant's telephone number, including area code)



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Item 5. Other Events.

               On August 22, 1996, Transnational Re Corporation (the "Company") and PXRE Corporation ("PXRE"), pursuant to the recommendations of the Board of Directors of the Company, and a special committee comprised of its independent directors, and the Board of Directors of PXRE, respectively, entered into a definitive Agreement and Plan of Merger (the "Merger Agreement"). Pursuant to the Merger Agreement, the Company will merge with and into PXRE, after which the Company will cease to exist, and PXRE will continue as the surviving corporation (the "Merger"). A copy of the Merger Agreement is attached hereto as Exhibit 2 and is incorporated herein by reference.

        Under the Merger Agreement, each share of Common Stock of the Company will be exchanged for 1.0575 shares of Common Stock of PXRE and cash in lieu of fractional shares.

        The transaction is subject to stockholder and regulatory approval and certain other conditions and is expected to close in the fourth quarter of 1996.



Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

               (c)    Exhibits.

               Number               Exhibit
               ------               -------
               2                    Agreement and Plan of Merger, dated as of August 22,
                                    1996, between Transnational Re Corporation and PXRE
                                    Corporation.

               99                   Press Release, dated August 22, 1996.


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                                   SIGNATURES


               Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                   TRANSNATIONAL RE CORPORATION




Dated:  August 22, 1996                            By: /s/ Gerald L. Radke
                                                      --------------------
                                                   Gerald L. Radke
                                                   Chairman, President and
                                                   Chief Executive Officer


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                                  EXHIBIT INDEX

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

Exhibit No.                  Exhibit                                                   Page
- -----------                  -------                                                   ----
2                            Agreement and Plan of Merger, dated as of
                             August 22, 1996, between Transnational Re
                             Corporation and PXRE Corporation.

99                           Press Release, dated August 22, 1996.

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